                                                                    EXHIBIT 10.2


                            CELL THERAPEUTICS, INC.

                     SERIES A CONVERTIBLE PREFERRED STOCK,
                               without par value

                           STOCK PURCHASE AGREEMENT

                             --------------------

                                                          as of October 11, 1996

Cell Therapeutics, Inc.
201 Elliott Avenue West, Suite 400
Seattle, Washington  98119

Gentlemen:

          This Stock Purchase Agreement ("Agreement") is made by and between Cell Therapeutics, Inc., a Washington corporation ("CTI" or the "Company"), and New York Life Insurance Company (the "Investor"), who is subscribing hereby for 5,970.1493 shares (the "Shares") of the Company's Series A Convertible Preferred Stock, without par value (the "Preferred Stock"), pursuant to the terms set forth herein. The Shares and the Conversion Shares (as defined herein) are herein referred to collectively as the "Securities."

          In consideration of the Company's agreement to sell Shares to the Investor, and the Investor's agreement to purchase Shares from the Company, all on the terms and subject to the conditions contained herein, each of the Company and the Investor agrees and represents as follows:

A.   SUBSCRIPTION

          1. Subject to the terms and conditions of this Agreement, the Investor hereby subscribes for and agrees to purchase, and the Company agrees to sell, the number of Shares indicated on the signature pages hereto at a purchase price of $335.00 per share, for the consideration set forth on the signature pages hereto (the "Subscription").

          2. (a) The closing (the "Closing") of the purchase of the Shares provided for in Section A.1 shall take place at the offices of the Company, 201 Elliott Avenue West, Suite 400, Seattle, Washington, at 10:00 A.M. (Seattle time) on October 11, 1996 or at such other place or such other time or date as the Company and the Investor may agree.

               (b) At the Closing, against delivery by the Investor of payment therefor to the account of the Company at First Interstate Bank of Oregon, N.A., Portland, Oregon, ABA # 123-000-123, NW Trust Custody T-13, Account Number 450878, Attention:

Ramona Steinbrugge or Luann Bird, Reference: Cell Therapeutics, Inc., and subject to the satisfaction of all conditions precedent set forth herein, the Company will deliver to the Investor a certificate or certificates evidencing the number of Shares purchased by the Investor, registered in the Investor's name.

B.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to, and agrees with, the Investor as follows:

          1. The Company is a corporation duly incorporated and validly existing under the laws of the State of Washington and is duly licensed or qualified as a foreign corporation in each other jurisdiction where the nature of business transacted by it makes such licensing or qualification necessary. The Company has the corporate power and authority and the legal right, to own and operate its properties and to carry on its business as currently conducted, to execute deliver, and perform this Agreement and that certain Registration Rights Agreement, dated as of September 17, 1996 between the Company and the investors parties thereto, in the form annexed hereto as of Exhibit A-1, as amended by Amendment No. 1 thereto dated as of the Closing Date, substantially in the form annexed hereto as Exhibit A-2, (collectively, the "Registration Rights Agreement"), to issue, sell and deliver the Shares, to issue and deliver the shares of Common Stock, no par value, of the Company ("Common Stock"), issuable upon conversion of the Shares ("Conversion Shares") and in all other respects to consummate the transactions contemplated hereby and thereby.

          2. The Company does not own any shares of any corporation or have any ownership or other investment interest, either of record, beneficially or equitably, in any association, partnership, joint venture or other legal entity.

          3. The execution and delivery by the Company of this Agreement and the Registration Rights Agreement, the performance by the Company of its obligations hereunder and thereunder, the issuance, sale and delivery by the Company of the Shares pursuant hereto and the issuance and delivery of the Conversion Shares upon conversion of the Shares, have been duly authorized by all requisite corporate action, including without limitation all requisite action on the part of the Company's shareholders, and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or By-laws of the Company, any judgment award or decree or any provision of any indenture, agreement or other instrument, to which the Company is a party, or by which it, or any of its properties or assets, is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company,
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                                       3

or result in any suspension, revocation, impairment, forfeiture or nonrenewal of any Governmental Permit (as hereinafter defined).

          4. The Shares have been duly authorized by the Company and, when paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Preferred Stock. The Conversion Shares have been duly reserved for issuance upon conversion of the Shares and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock. Neither the issuance, sale and delivery of the Shares nor the issuance and delivery of the Conversion Shares are subject to any preemptive rights of shareholders of the Company or to any right of first refusal or other similar right in favor of any person.

          5. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and, subject to due execution by the Investor, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

          6. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 17,300,574 shares are issued and outstanding as of the date hereof, and 10,000,000 shares of preferred stock, no par value ("Existing Preferred Stock"), of which 150,000 shares have been authorized and designated as Preferred Stock, of which 140,223.123 shares are issued and outstanding as of the date hereof. All shares of capital stock outstanding as of the date hereof have been duly authorized and validly issued, and are fully paid and nonassessable. 15,000,000 shares of Common Stock have been reserved for issuance upon conversion of the Preferred Stock. The designations, preferences, limitations and relative rights of the Preferred Stock are set forth in the Certificate of Amendment to Articles of Incorporation of the Company, as set forth in Exhibit B annexed hereto (the "Articles of Amendment").

          7. The Shares to be issued and delivered to the Investor pursuant to this Agreement shall be offered, issued and sold in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and any other applicable United States federal or state securities laws.

          8. Except (a) for the obligations of the Company to the Investor under this Agreement, (b) as otherwise set forth in the SEC Reports, and (c) for stock options granted to employees, officers and consultants of the Company subsequent to the date of the SEC Reports pursuant to the Company's 1994 Equity Incentive Plan, (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company is authorized or outstanding, (ii) there is not any commitment of the Company to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of
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                                       4

indebtedness or assets and (iii) the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of the capital stock of the Company or any interest therein or to pay any dividend or make any other distribution in respect thereof.

          9. (a) The Company has filed all forms, reports and documents required to be filed with the Securities and Exchange Commission (the "SEC") since April 29, 1996 and has made available to the Investor (i) its Registration Statement on Form 10, as amended by Amendment No. 2 thereto filed with the SEC on June 28, 1996; (ii) its Quarterly Report on Form 10-Q for the period ended June 30, 1996; (iii) all other reports or registration statements filed by the Company with the SEC since June 28, 1996; and (iv) all amendments and supplements to all such reports and registration statements filed by the Company with the SEC (collectively, the "SEC Reports"). The SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each of the financial statements (including, in each case, any related notes thereto) contained in the SEC Reports was prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto) and each fairly presented the financial position of the Company as at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

          10. Except as set forth in the SEC Reports, since June 30, 1996, the Company has conducted its business in the ordinary course and there has not occurred: (i) any change or effect that is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), financial condition or results of operations of the Company taken as a whole,
(ii) any amendments or changes in the Articles of Incorporation or By-laws of the Company, other than an amendment to the Company's By-laws adopted on July 16, 1996, (iii) any change by the Company in its accounting methods, principles or practices, (iv) any revaluation by the Company of any of its assets, (v) any sale of a material amount of property of the Company, (vi) any discharge or satisfaction by the Company of any material lien, security interest, charge or other encumbrance or any payment by the Company of any material obligation or liability (fixed or contingent), other than in the ordinary course of business and consistent with past practice, (vii) any investment by the Company of a capital nature, whether by purchase of stock or securities, contributions to capital, property transfers or otherwise, in any other partnership, corporation or other entity, or any purchase by the Company of any material property or assets, (viii) any cancellation or compromise by the Company of any debt or claim other than in the ordinary course of business consistent with past practice, (ix) any waiver or release by the Company of any rights of material value, including, without limitation, any Intangible Rights (as hereinafter defined), (x) any material wage or salary increase by the Company applicable to any group or classification of employees generally, or any material employment contract with, loan to, or material transaction of any other nature with, any officer or employee of the Company, or (xi) any establishment by the Company of any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974.

          11. Except as and to the extent (i) reflected in the financial statements contained in the SEC Reports or (ii) incurred since June 30, 1996 in the ordinary course of business and consistent with past practice, the Company has no liabilities or obligations of any kind or nature, whether secured or unsecured (whether absolute, accrued, contingent or otherwise, and whether due or to become due), including without limitation any tax liabilities due or to become due, or whether incurred in respect of or measured by the assets, sales, income or receipts of the Company for any period, which liabilities or obligations would be required to be reflected on a balance sheet of the Company as of December 31, 1995, prepared in accordance with generally accepted accounting principles.

          12. No order, authorization, approval or consent from, or filing with, any federal or state governmental or public body or other authority having jurisdiction over the Company is required for the valid execution (where called for), delivery and performance of this Agreement or the Registration Rights Agreement by the Company, the issuance, sale and delivery of the Shares or, upon conversion of the Shares, the issuance and delivery of the Conversion Shares, or is required in order that the business of the Company can be conducted immediately following the Closing Date substantially in the same manner as heretofore conducted, except for those that have been made and obtained, and for those filings under state "blue sky" laws which are now not required to be made or obtained.

          13. Except as set forth in the SEC Reports, the Company has good and valid title to all its assets and properties, in each case free and clear of all liens, charges, security interests or other encumbrances of any nature whatsoever, other than (x) liens for taxes not yet due, (y) mechanic's, materialman's and similar statutory liens arising in the ordinary course of business and which, in the aggregate, would not have a material adverse effect on the business, properties or condition (financial or other) of the Company, or
(z) security interests securing indebtedness not in default for the purchase price of or lease rental payments on property purchased or leased under capital lease arrangements in the ordinary course of business.

          14. Except as is set forth in the SEC Reports, the Company complies with its contractual obligations relating to the protection of such of the patents, trademarks and trade names, trademark and trade name registrations, logos, servicemark registrations, copyright registrations, all applications pending on the date hereof for patent or for trademark, trade name, servicemark or copyright registrations, and all other material proprietary rights (collectively "Intangible Rights") used by it pursuant to licenses or other contracts, the Company has the right to its Intangible Rights for the purposes intended thereby, and to conduct its business as heretofore conducted, and the consummation of the transactions contemplated hereby will not alter or impair any such Intangible Rights, and, to the knowledge of the Company, all such Intangible Rights that are capable of being enforced are valid, enforceable and in good standing, and no claims have been asserted with respect to the ownership by the Company of any of the Intangible Rights or otherwise. To the knowledge of the Company, except as is set forth in the SEC Reports (i) no person is infringing an Intangible Right owned by the Company and (ii) the Company is not infringing any valid patent, copyright or trademark owned by any third party.

          15. Except as set forth in the SEC Reports, there are no material claims, actions, suits, proceedings or investigations pending or, to the knowledge of the Company, threatened, by or against the Company or any of its properties, assets, rights or businesses. No such pending or threatened claims, actions, suits, proceedings or investigations, if adversely determined, would, individually or in the aggregate, have a material adverse effect on the business, properties or condition (financial or other) of the Company. Except as set forth in the SEC Reports, the Company knows of no basis for any other such claim, action, suit, proceeding or investigation which, if adversely decided, would have such a material adverse effect. Except as set forth in the SEC Reports, there are no actions, suits, proceedings or claims pending before or by any court, arbitrator, regulatory authority or government agency against or affecting the Company that might enjoin or prevent the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement.

          16. The Company has duly and timely filed or caused to be filed (or obtained valid, currently effective extensions for filing) all Federal, state, local and foreign income, franchise, excise, payroll, sales and use, property, withholding and other tax returns, reports, estimates and information and other statements or returns (collectively "Tax Returns") required to be filed by or on behalf of it pursuant to any applicable Federal, state, local or foreign tax laws for all years and periods for which such Tax Returns have become due. All such Tax Returns were correct in all material respects as filed and correctly reflect the Federal, state, local and foreign income, franchise, excise, payroll, sales and use, property, withholding and other taxes, duties, imposts and governmental charges (and charges in lieu of any thereof), together with interest, any additions to tax and penalties (collectively "Taxes") required to be paid or collected by (or allocable to) the Company. The Company (i) has paid or caused to be paid all Taxes as shown on Tax Returns filed by it or on any assessment received by it and (ii) has properly and fully accrued on its audited and
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                                       7

interim unaudited financial statements all Taxes for any period from the date of the last reporting period covered by such Tax Returns. There is no audit pending or threatened in writing, and, to the knowledge of the Company, there is no dispute or claim being threatened by any relevant taxing authority concerning any Tax Return or liability for Taxes. Without limiting the foregoing, the Company has withheld or collected from each payment made to each of its employees (or has otherwise paid or made provision for) the amount of all Taxes (including, but not limited to, Federal income taxes, Federal Insurance Contribution Act taxes, state and local income and wage taxes, payroll taxes, worker's compensation and unemployment compensation taxes) required to be withheld or collected therefrom, and the Company has paid (or caused to be paid) the same in respect of its employees when due.

          17. (a) The Company has all material governmental licenses, franchises and permits ("Governmental Permits") required under applicable law for the conduct of its business as currently conducted, including, without limitation, all such licenses, franchises and permits as are required for laboratory use, manufacturing, the experimental use of animals and the use and disposal of hazardous or potentially hazardous substances.

          (b) The business of the Company is being conducted in material compliance with all applicable laws, ordinances, rules and regulations of all governmental authorities relating to the Company's properties or applicable to its business, including without limitation the terms of all Governmental Permits, federal securities laws, and laws relating to safe working conditions, laboratory and manufacturing practices (including current Good Manufacturing Practices prescribed by the U.S. Food and Drug Administration ("FDA")), the experimental use of animals and the use and disposal of hazardous or potentially hazardous substances (including, without limitation, radioactive compounds and solvents). The Company has not received any notice from any third party of any alleged violation of any of the foregoing.

          (c) Neither the Company nor any of its properties, operations or businesses is subject to any order, judgment, injunction or decree. To the knowledge of the Company, no action has been taken or recommended by any governmental or regulatory official, body or authority, either to revoke, withdraw or suspend any certificate of need or any license to operate the Company.

          18. (a) No collective bargaining agreement is applicable to any employees of the Company. There are no disputes between the Company and any such employees that might reasonably be expected to materially adversely affect the conduct of its business or any unresolved labor union grievances or unfair labor practice or labor arbitration proceedings pending, or to the knowledge of the Company, threatened, relating to the business of the Company. To the knowledge of the Company, there are not any organizational efforts presently being made or threatened involving any of such employees. The Company has not received notice of any claim that the Company has failed to comply with any laws relating to employment, including any provisions thereof relating to wages, hours, collective bargaining, the payment of social security and other payroll or similar taxes, equal employment opportunity, employment discrimination and employment safety, or that the Company is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing except for routine non-material grievances.

          (b) There are no proceedings pending or, to the knowledge of the Company, threatened before the National Labor Relations Board with respect to any employees of the Company. There are no discrimination charges (relating to sex, age, religion, race, national origin, ethnicity, handicap or veteran status) pending before any Federal or state agency or authority against the Company.

          19. The Company is a named insured under all policies of fire, liability, workers' compensation, malpractice and professional liability and other forms of insurance providing insurance coverage to or for the Company.
All premiums with respect to such policies covering all periods have been paid. No notice of cancellation or termination has been received with respect to any such policy. All such policies are in full force and effect and will remain in full force and effect to and including the Closing Date, and coverage thereunder will continue to be in effect immediately after the Closing Date, without limit as to time, for occurrences prior to the Closing Date.

          20. All real property leased by the Company are used and operated by the Company in material compliance and conformity with all applicable leases. The Company has not received notice of any material violation of any applicable zoning or building regulation, ordinance or other law, order, regulation or requirement relating to the respective real estate assets of the Company and, to the knowledge of the Company, there are no such material violations.

          21. All tangible personal property, fixtures and equipment comprising the assets of the Company are in a good state of repair (ordinary wear and tear excepted) and operating condition, in all material respects, and are sufficient and adequate to conduct its business on the date hereof.

          22. For the purposes of this Section B(22), the following terms shall have the following meanings:

          "Environmental Law" means any federal, state, provincial or local statute, law, ordinance, rule or regulation of the United States and any other jurisdiction within the United States now effective and any order, to which the Company is a party or is otherwise directly bound, of the United States or other jurisdiction within the United States now effective relating to: (a) pollution or protection of the environ-ment, including natural resources; or (b) exposure of persons, including employees, to Hazardous Substances;

          "Hazardous Substances" means any substance, whether liquid, solid or gas (a) listed, identified or designated as hazardous or toxic under any Environmental Law, (b) which, applying criteria specified in any Environmental Law, is hazardous or toxic, or (c) the use or disposal of which is regulated under Environmental Law.

          (a) No Hazardous Substances have been, or have been threatened to be, discharged, released or emitted into the air, water, surface water, ground water, land surface or subsurface strata or transported to or from the property of the Company except in accordance with Environmental Law and except for incidental release of Hazardous Substances in amounts or concentrations which would not reasonably be expected to give rise to any claims or liabilities against the Company under Environmental Law.

          (b) The Company has not received any notification from a governmental agency that there is any material violation of any Environmental Law with respect to the business and properties of the Company and the Company has not received any notification from a governmental agency pursuant to Section 104, 106 or 107 of the Comprehensive Environmental Response Compensation and Liability Act, as amended.

          23. (a) Neither the Company nor, to the knowledge of the Company, any officer, director, employee or agent of the Company, nor any other person or entity acting on behalf of the Company, acting alone or together, has (i) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, governmental employee or other person or entity with whom the Company has conducted business activities directly or indirectly, or (ii) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, governmental employee or other person or entity who is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which, under current law, in the case of either clause (i) or clause (ii) above, would reasonably be expected to subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding.

          (b) To the knowledge of the Company, no employee, officer or director of the Company, has been debarred under (S)306(a) or (S)306(b) of the Federal Food, Drug and Cosmetic Act or has, within the last five years, been convicted of (x) a criminal offense relating to the development or approval process of any drug product, or (y) a felony involving bribery, payment of illegal gratuities, fraud, perjury, false statements, racketeering, blackmail, extortion, falsification or destruction of records, or interference with, obstruction of an investigation into, or prosecution of, any criminal offense or a conspiracy to commit, aid or abet such felony.

          24. No person authorized by the Company as agent, broker, dealer or otherwise in connection with the offering or sale of the Shares, or any similar securities, has taken or will take any action (including, without limitation, any offer or sale of any securities under circumstances which would require the integration of such securities with the Shares being issued and sold hereunder under the Securities Act, or the rules and regulations of the SEC thereunder), which would subject such offer and sale to the registration provisions of the Securities Act.

          25. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with the Investor, without the intervention of any person on behalf of the Company in such manner as to give rise to any claim by any person against the Investor for a finder's fee, brokerage commission or similar payment.

C.   REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

          The Investor hereby represents and warrants to, and agrees with, the Company as follows:

          1. Each of this Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Investor and constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms.

          2. The Investor acknowledges its understanding that the offering and sale of the Shares to be purchased hereto by the Investor are intended to be exempt from registration under the Securities Act. In furtherance thereof, the Investor represents and warrants to the Company that the Investor is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act ("Regulation D").

          3. The Investor has been advised and understands that the Securities have not been registered under the Securities Act. The Investor, by purchasing the Shares, agrees for the benefit of the Company that the Securities may be resold, pledged or otherwise transferred only (1) to the Company (upon, exchange or redemption thereof or otherwise), (2) if the Company is then subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and the Securities are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom the seller reasonably believes is a qualified institutional buyer within the meaning of Rule 144A, purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A, (3) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, but only in the case of a transfer that is effected by the delivery to the transferee of definitive Securities registered in its name (or in its nominee's name) on the books maintained by the Company, (4) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (if available and upon delivery of an opinion of counsel satisfactory in form and substance to the Company, if requested by the Company),
(5) pursuant to an effective registration statement under the Securities Act, or
(6) pursuant to any other exemption from registration under the Securities Act, provided an opinion of counsel is furnished reasonably satisfactory in form and substance to the Company, stating that an exemption from the registration requirements of the Securities Act is available, in each case in accordance with any applicable securities laws of any state of the United States. The Investor is acquiring the Shares to be purchased by it for its own account for investment, and not with a view to, or for resale in connection with, the distribution thereof, and has no present intention of distributing or reselling any of the Securities.

          4. The Investor is familiar with the business and operations of the Company and understands and has evaluated the merits and risks of a purchase of the Securities. The Investor has carefully considered and has, to the extent the Investor believes such discussion necessary, discussed with the Investor's professional legal, tax, accounting and financial advisors the suitability of an investment in the Securities and has determined that the Shares being subscribed for by the Investor are a suitable investment for the Investor.

          5. The Investor: (i) has a pre-existing business relationship with the Company or any of its officers, directors or controlling persons or (ii) by reason of the Investor's business or financial experience, or by reason of the business or financial experience of the Investor's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate of the Company, directly or indirectly, has the capacity to protect the Investor's interest in connection with the investment in the Securities.

          6. The Company has made available to the Investor all documents and information that the Investor has requested relating to an investment in the Securities. The Investor has been given the opportunity to ask questions of, and has received answers from, the Company with respect to the business of the Company, the financial condition of the Company, the terms and conditions of this investment and other matters pertaining to an investment in the Company, and the Investor has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information that was provided in order for the Investor to evaluate the merits and risks of an investment in the Company.

          7. The Investor recognizes that the Company has incurred substantial accumulated net losses to date and expects to continue to incur operating losses. The Investor also recognizes that an investment in the Company involves substantial risk and could afford a complete loss of such investment.

          8. If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate, in connection with the purchase of the Shares, (b) to delegate authority pursuant to a power of attorney and (c) to purchase such Shares and hold the Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding on such partnership, corporation, trust or estate; and
(iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring such Shares, unless each beneficial owner of such entity is an accredited investor within the meaning of Rule 501(a) of Regulation D.

          9. The Investor is not subscribing for the Shares as a result of, or, to the Investor's knowledge, subsequent to, any general solicitation or advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

          10. The Investor acknowledges that the Company is entering into this Agreement in reliance upon the Investor's representations and warranties in this Agreement, including, without limitation, those set forth in this Section C.

          11. The Investor agrees to provide such additional information, representations and agreements as the Company may reasonably request in order to assure compliance with all United States federal and state securities laws applicable to the offer or sale of the Shares to be purchased by it; provided,
                                                                     --------
that, the Investor shall not be obligated to provide the Company with a copy of
----
its or any of its affiliates' partnership agreement.

D.   CERTAIN UNDERSTANDINGS OF THE INVESTOR

          The Investor understands, acknowledges and agrees with the Company as follows:

          1. The offering and sale of the Securities is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act which is in part dependent upon the truth, completeness and accuracy of the statements made by the Investor herein. There is no public trading market for the Securities and none is expected to develop.

          2. The Shares are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that (A) if within three years after the date of original issuance of the Shares it decides to resell, pledge or otherwise transfer the Securities, the Securities may be resold, pledged or transferred only (i) to the

Company (upon exchange, redemption or otherwise), (ii) if the Company is then subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and such Security is eligible for resale pursuant to Rule 144A, to a person whom the seller reasonably believes is a Qualified Institutional Buyer ("QIB") within the meaning of Rule 144A, (iii) in an offshore transaction in accordance with Rule 904 of Regulation S, but only in the case of a transfer that is effected by the delivery to the transferee of definitive securities registered in its name (or its nominee's name) on the books maintained by the Company, (iv) pursuant to an exemption from registration in accordance with Rule 144 under the Securities Act (if available and upon delivery of an opinion of counsel satisfactory in form and substance to the Company, if requested by the Company), (v) pursuant to an effective registration statement under the Securities Act, or (vi) pursuant to any other exemption from registration under the Securities Act, provided an opinion of counsel is furnished reasonably satisfactory in form and substance to the Company, stating that an exemption from the registration requirements of the Securities Act is available, in each case in accordance with any applicable securities laws of any state of the United States and (B) the Investor will, and each subsequent holder is required to, notify any purchaser of the Securities from it of the resale restrictions referred to in (A) above, if then applicable.

          3. Except as provided in the Registration Rights Agreement, the Company is under no obligation to register the Securities on behalf of the Investor.

          4. The Investor acknowledges that the information furnished to the Investor by the Company in connection with this Subscription is confidential and non-public and agrees that all such information shall be kept in confidence by the Investor and neither used by the Investor to the Investor's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to
                      --------  -------
any such information which (a) is part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision); (b) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision); or
(c) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements including, without limitation, any subscription agreement they may have entered into with the Company). Notwithstanding the foregoing, if the Investor has been requested or is required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any such confidential information, the Investor will notify the Company of such request(s) so that the Company may seek an appropriate protective order or waive the Investor's compliance with the provisions of this Section D.4. If, in the absence of a protective order or the receipt of a waiver hereunder, the Investor is nonetheless compelled to disclose such confidential information or else stand liable for contempt or suffer other censure or other penalty, the Investor may disclose such confidential information pursuant to such requests or requirements without liability hereunder.

          5. The following legend(s) will be placed on the Securities, unless otherwise agreed by the Company:

          (a) THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF CELL THERAPEUTICS, INC. ("THE COMPANY") THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON EXCHANGE OR REDEMPTION THEREOF OR OTHERWISE), (2) IF THE COMPANY IS THEN SUBJECT TO THE REPORTING REQUIREMENTS OF SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT AND THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT, BUT ONLY IN THE CASE OF A TRANSFER THAT IS EFFECTED BY THE DELIVERY TO THE TRANSFEREE OF DEFINITIVE SECURITIES REGISTERED IN ITS NAME (OR IN ITS NOMINEE'S NAME) ON THE BOOKS MAINTAINED BY THE COMPANY, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE AND UPON DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, IF REQUESTED BY THE COMPANY), (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (6) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, PROVIDED AN OPINION OF COUNSEL IS FURNISHED REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, STATING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

          (b) IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL, STATE OR FOREIGN SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT REVIEWED OR PASSED ON THE ACCURACY OR ADEQUACY OF THE

     SECURITIES OR ANY OTHER DOCUMENT DELIVERED IN CONNECTION WITH THE INVESTOR'S PURCHASE OF THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          (c) THIS OFFERING IS BEING MADE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT FOR AN OFFER AND SALE OF SECURITIES THAT DO NOT INVOLVE A PUBLIC OFFERING. THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THERE IS CURRENTLY NO PUBLIC OR OTHER MARKET FOR THE SHARES OF CELL THERAPEUTICS, INC. COMMON STOCK, AND THERE CAN BE NO ASSURANCE THAT A PUBLIC OR OTHER MARKET WILL DEVELOP. EACH PROSPECTIVE INVESTOR SHOULD PROCEED ONLY ON THE ASSUMPTION THAT SUCH PROSPECTIVE INVESTOR MAY HAVE TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

          6. The Investor agrees not to sell, transfer, encumber or otherwise dispose of any Securities owned by it in contravention of Section D.5(a).

E.  CONDITIONS TO CLOSING

          1. The obligation of the Investor to purchase and pay for the Shares being purchased by it on the Closing Date is, at its option, subject to the satisfaction, on or before such date, of the following conditions:

               (a) The representations and warranties of the Company contained in Section B hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date, and the Company shall have certified to such effect to the Investor;

               (b) The Investor shall have received from Shearman & Sterling, counsel for the Company, and Stephen Faciszewski, Manager, Legal Affairs of the Company, legal opinions dated the Closing Date in substantially the form of Exhibit C-1 and C-2 hereto, respectively;

               (c) The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing Date, and the Company shall have certified to such effect to the Investor;

               (d) Certified copies of (A) the resolutions of the Board of Directors of the Company approving this Agreement and the Registration Rights Agreement and the transactions contemplated hereby and thereby, (B) all documents evidencing other necessary corporate action and government approvals, if any with respect to this Agreement, (C) the certificate of incorporation and by-laws of the Company, and (D) a good standing certificate with respect to the Company from the Secretary of State (or similar official) of the State of Washington;

               (e) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of its officers authorized to sign this Agreement and the Registration Rights Agreement and the other documents to be delivered by it hereunder; and

               (f) On the Closing Date, the Company, the Investor and the holders of at least a majority in interest of the "Registrable Securities" (as such term is defined in the Registration Rights Agreement) shall have entered into Amendment No. 1 to the Registration Rights Agreement substantially in the form annexed hereto as Exhibit A-2.

          2. The obligation of the Company to issue and sell the Shares being issued and sold by it on the Closing Date is, at its option, subject to the satisfaction, on or before such date, of the following conditions:

               (a) The representations and warranties of the Investor contained in Section C hereof shall be true and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date; and

               (b) On the Closing Date, the Company, the Investor and the holders of at least a majority in interest of the "Registrable Securities" (as such term is defined in the Registration Rights Agreement) shall have entered into Amendment No. 1 to the Registration Rights Agreement substantially in the form annexed hereto as Exhibit A-2.

F.  MISCELLANEOUS

          1. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the delivery to the Investor of the Shares to be purchased pursuant hereto and the payment therefor and, notwithstanding any investigation heretofore and hereafter made by or on behalf of a party hereto, shall continue in full force and effect. The rights and obligations of the Investor under this Agreement shall not be assignable by the Investor without the prior written consent of the Company.

Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assignees, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          2. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered, telecopied (which is confirmed) or sent by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  If to the Company, to

                    Cell Therapeutics, Inc.
                    201 Elliott Avenue West, Suite 400
                    Seattle, Washington 98119
                    Attention:    Dr. James A. Bianco, President
                    Telecopy No.:  (206) 284-6114

          (b) If to the Investor, to the Investor's address set forth on the signature page hereof.

          3. Failure of the Company, on the one hand, or the Investor, on the other hand, to exercise any right or remedy under this Agreement or any other agreement between the Company and the Investor, or otherwise, or delay by the Company, on the one hand, or the Investor, on the other hand, in exercising such right or remedy, will not operate as a waiver thereof.

          4. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the Investor, the Investor's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          5. This Agreement and the other agreements referred to herein or expressly contemplated hereby embody the entire agreement and understanding between the

Investor and the Company with respect to the acquisition of the Shares contemplated hereby and supersede all prior oral or written agreements, memoranda, understandings and undertakings among the parties hereto relating to the subject matter hereof. This Agreement may only be amended in a written instrument executed by the Investor and the Company.

          6. Whether or not the transactions contemplated by this Agreement are consummated, neither of the parties hereto shall have any obligation to pay any of the fees and expenses of any other party incident to the negotiation, preparation and execution of this Agreement, including the fees and expenses of counsel, accountants, investment bankers and other experts. The Company, on the one hand, and the Investor, on the other hand, will indemnify the other and hold it harmless from and against any claims for finders' fees or brokerage commissions in relation to or in connection with such transactions as a result of any agreement or understanding between such indemnifying party and any third party.

          7. During the period of 180 days after the date of the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Common Stock for the account of the Company to the public, the Investor shall not, directly or indirectly offer to sell, sell, issue, distribute or otherwise dispose of any securities, any shares of Common Stock or any options, rights or warrants with respect to any equity securities of the Company without the prior written consent of the managing underwriter of such public offering (which consent may be withheld at the sole discretion of such managing underwriter); provided, however, that the foregoing shall not prohibit the Investor from
--------  -------
privately selling Common Stock in a transaction effected off-exchange and without use of an intermediate broker or dealer and exempt from registration under the Securities Act and provided, further, that the foregoing restriction
                             --------  -------
shall not be applicable unless, immediately prior to the consummation of such offering each officer, director and 10% stockholder has agreed in writing to be bound to a 180 day lock-up period on terms substantially similar to those set forth in this Section F.7.

          8. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          9. The Investor agrees that a stop order shall be placed in the stock transfer records of the Company against the transfer of the Securities in contravention of the terms of this Agreement or applicable United States federal and state securities laws.

          10. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to all parties to the end that the transactions contemplated hereby are fulfilled to the greatest extent possible.



                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the Company and the Investor has caused this Agreement to be executed as of the date first written above.

                         THE COMPANY
                         -----------

                         CELL THERAPEUTICS, INC.


                         By: /s/ James A. Bianco
                            ----------------------------------------------------
                            Name:   James A. Bianco, M.D.
                            Title:  President and Chief Executive Officer

Number
of Shares
Subscribed     Purchase
For            Price       THE INVESTOR
----------     --------    ------------

5,970.1493     $2,000,000  NEW YORK LIFE INSURANCE COMPANY
                            51 Madison Avenue, Room 207
                            New York, NY 10010
                            Attention:  Richard F. Drake
                            Telecopy No.:  (212) 576-8080



                         By: /s/ Richard F. Drake
                            ----------------------------------------------------
                            Name:  Richard F. Drake
                            Title: Investment Vice President